Exhbit 24(b)

600 North 18th Street
Post Office Box 2641
Birmingham, Alabama 35901

205.250.1000
                                                                 ALABAMA POWER
                                                            A Southern Company


January 24, 1997



W. L. Westbrook                                     Wayne Boston
270 Peachtree Street, N.W.                          64 Perimeter Center East
Atlanta, Georgia  30303                             Atlanta, Georgia 30346

Dear Sirs:

         Alabama Power Company proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 1996, and (2) its quarterly reports on Form 10-Q during 1997.

         Alabama Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint W. L. Westbrook and Wayne Boston our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                    Yours very truly,

                                    ALABAMA POWER COMPANY



                                    By      /s/Elmer B. Harris
                                               Elmer B. Harris
                                        President and Chief Executive
                                                   Officer

                 /s/Whit Armstrong                      /s/Robert D. Powers
                  Whit Armstrong                         Robert D. Powers


          ______________________________                /s/John W. Rouse
                  A. W. Dahlberg                           John W. Rouse


            /s/Peter V. Gregerson, Sr.            ______________________________
              Peter V. Gregerson, Sr.                 William J. Rushton, III



                /s/Bill M. Guthrie                      /s/James H. Sanford
                  Bill M. Guthrie                        James H. Sanford


                /s/Elmer B. Harris                     /s/John Cox Webb, IV
                  Elmer B. Harris                        John Cox Webb, IV


          ------------------------------         ------------------------------
                Carl E. Jones, Jr.                         John W. Woods


             /s/Wallace D. Malone, Jr.              /s/William B. Hutchins, III
              Wallace D. Malone, Jr.                 William B. Hutchins, III


                /s/William V. Muse                       /s/Art P. Beattie
                  William V. Muse                         Art P. Beattie


                 /s/John T. Porter                      /s/David L. Whitson
                  John T. Porter                         David L. Whitson


                /s/Gerald H. Powell
                 Gerald H. Powell

Extract from minutes of meeting of the board of directors of Alabama Power Company.


                               - - - - - - - - - -

                  RESOLVED: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, Alabama Power Company's annual report on Form 10-K for the year ended December 31, 1996, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, and also filing quarterly reports on Form 10-Q, Alabama Power Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to W. L. Westbrook and Wayne Boston, in substantially the form of power of attorney presented to this meeting.

                               - - - - - - - - - -

                  The undersigned officer of Alabama Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Alabama Power Company, duly held on January 24, 1997, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated March 21, 1997                        ALABAMA POWER COMPANY


                                            By  /s/Wayne Boston
                                                   Wayne Boston
                                                Assistant Secretary